Exhibit 99.1

FORM OF INSTRUCTIONS

FOR USE OF

DISH NETWORK CORPORATION

RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT,

YOUR CUSTODIAN BANK, BROKER,

DEALER OR OTHER NOMINEE AS TO

ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by DISH Network Corporation, a Nevada corporation (the “Company”), to the holders of record (the “Record Holders”) of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), as well as the holders of its 2.375% Convertible Notes due 2024 and 3.375% Convertible Notes due 2026 (together, the “Convertible Notes” and, together with the Common Stock, the “Eligible Securities”), as described in the Company’s prospectus supplement, dated November 22, 2019 (the “Prospectus Supplement” and, together with the accompanying prospectus, dated November 7, 2019, the “Prospectus”). Record Holders of the Eligible Securities on November 17, 2019 (the “Record Date”) are receiving transferable subscription rights (the “Subscription Rights”) to purchase shares of the Company’s Class A Common Stock. An aggregate of up to 29,834,992 shares of Class A Common Stock are being offered by the Prospectus.

Each Record Holder of Common Stock will receive one Subscription Right for every 18.475 shares of Common Stock owned of record as of the Record Date. Each Record Holder of the Convertible Notes will receive one Subscription Right for every 18.475 shares of Class A Common Stock into which their Convertible Notes would be convertible (the “Common Stock Equivalents”) based on the conversion rate (as defined in the applicable indenture) in effect on the Record Date. The calculation of Common Stock Equivalents is solely for the purpose of allocating Subscription Rights in the Rights Offering. As of the date of the Prospectus Supplement, the Convertible Notes are not currently entitled to convert into shares of Class A Common Stock.

Each Subscription Right allows the holder thereof to subscribe for one share of Class A Common Stock at the subscription price of $33.52 per whole share of Class A Common Stock (the “Subscription Price”). Subscription Rights will be rounded down to the nearest whole number and accordingly, no fractional Subscription Rights will be issued in the Rights Offering. As an example, if you are the Record Holder of 1,000 shares of Common Stock or Common Stock Equivalents, as applicable, as of the Record Date, you would receive 54 Subscription Rights (rounded down to the nearest whole Subscription Right) and have the right to purchase up to 54 shares of our Class A Common Stock for $33.52 per share.

The Subscription Rights will expire, if not exercised, by 5:00 p.m. Eastern Time on December 9, 2019 (the “Expiration Date”), unless extended by the Company. After the Expiration Date, unexercised Subscription Rights will be null and void. The Company will not be obligated to honor any purported exercise of Subscription Rights received by Computershare Trust Company, N.A. (the “Subscription Agent”) after 5:00 p.m. Eastern Time on the Expiration Date, regardless of when the documents relating to such exercise were sent. If the Company’s Board of Directors extends the Rights Offering, the Company will issue a press release notifying Record Holders of its Eligible Securities of the extension of the Expiration Date as promptly as practical, but in no event later than 9:00 a.m. Eastern Time on the next business day following the Board of Directors’ decision to extend the Expiration Date. For registered holders of the Company’s Eligible Securities, the Subscription Rights are evidenced by rights certificates (the “Rights Certificates”).

The number of Subscription Rights to which you are entitled is printed on the face of your Rights Certificate. You should indicate your wishes with regard to the exercise of your Subscription Rights by completing the appropriate portions of your Rights Certificate and returning the certificate to the Subscription Agent pursuant to the procedures described in the Rights Certificate and Prospectus.

YOUR RIGHTS CERTIFICATE AND SUBSCRIPTION PRICE PAYMENT MUST BE ACTUALLY RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M. EASTERN TIME, ON THE EXPIRATION DATE. ONCE A HOLDER OF SUBSCRIPTION RIGHTS HAS EXERCISED THE SUBSCRIPTION RIGHTS, SUCH EXERCISE MAY NOT BE REVOKED. SUBSCRIPTION RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE WITHOUT VALUE.

1.	Method of Subscription—Exercise of Subscription Rights.

To exercise Subscription Rights, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Subscription Rights, together with payment in full of the Subscription Price for each share of Class A Common Stock subscribed for pursuant to the Subscription Rights, to the Subscription Agent so that it will be actually received by the Subscription Agent on or prior to 5:00 p.m. Eastern Time on the Expiration Date. Registered holders of Eligible Securities may also exercise Subscription Rights by accessing the web address printed on their Rights Certificate (the “Rights Offering Website”) and following the instructions provided therein. The Subscription Agent will hold your payment of the Subscription Price in a segregated account with other payments received from other holders of Subscription Rights until the Company issues your shares of Class A Common Stock upon completion of the Rights Offering, and after all allocations and adjustments have been completed and upon payment of the Subscription Price for such shares. All payments of the Subscription Price must be made in United States dollars for the full number of shares of Class A Common Stock for which you are subscribing by personal check drawn upon a United States bank payable to Computershare Trust Company, N.A., as Subscription Agent. Registered holders exercising Subscription Rights through the Rights Offering Website may also make payment by wire transfer by following the instructions on the Rights Offering Website. If paying by check, please reference your Rights Certificate number on your check. Payments will be deemed to have been received by the Subscription Agent only upon receipt by the Subscription Agent of a personal check drawn upon a United States bank or upon receipt by the Subscription Agent of a wire transfer, if applicable.

The Rights Certificate and payment of the Subscription Price must be delivered to the Subscription Agent by one of the methods described below:

By First Class Mail:

Computershare

C/O Voluntary Corporate Actions/DISH

P.O. Box 43011

Providence, RI 02940-3011

By Overnight Courier:

Computershare

C/O Voluntary Corporate Actions/DISH

150 Royall Street, Suite V

Canton, MA 02021

By Rights Offering Website:

See the web address printed on your Rights

Certificate

Telephone Number for Confirmation:

Georgeson LLC: (877) 278-4751

Delivery to any address or by a method other than those set forth above will not constitute valid delivery.

If you have any questions, require assistance regarding the method of exercising Subscription Rights or require additional copies of relevant documents, please contact Georgeson LLC, the information agent for the Rights Offering (the “Information Agent”), at:

(877) 278-4751

When making arrangements with your custodian bank, broker, dealer, or other nominee for the delivery of funds on your behalf, you may also request such custodian bank, broker, dealer, or other nominee to exercise the Rights Certificate on your behalf.

If the aggregate Subscription Price paid by you is insufficient to purchase the number of shares of Class A Common Stock subscribed for, or if no number of shares of Class A Common Stock to be purchased is specified, then you will be deemed to have exercised your Subscription Rights to purchase shares of Class A Common Stock to the full extent of the payment tendered.

If the aggregate Subscription Price paid by you exceeds the amount necessary to purchase the number of shares of Class A Common Stock for which you have indicated an intention to subscribe, then the remaining amount will be returned to you by mail, without interest or deduction, promptly after the Expiration Date and after all allocations and adjustments contemplated by the terms of the Rights Offering have been effected.

2.	Issuance of Class A Common Stock.

Promptly following the expiration of the Rights Offering, and the valid exercise of Subscription Rights, and after all allocations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will deliver to each exercising holder of Subscription Rights the number of shares of Class A Common Stock purchased pursuant to the Subscription Rights to the address shown on the face of your Rights Certificate, or, if you hold your shares in book-entry form, such delivery will be in the form of a credit to your account, unless you provide instructions to the contrary in your Rights Certificate. See “The Rights Offering—The Subscription Rights” in the Prospectus.

3.	Sale or Transfer of Subscription Rights.

The Subscription Rights will be transferable and are expected to trade on the NASDAQ Global Select Market (“NASDAQ”) on a “when-issued” basis under the symbol “DISHV” beginning on November 22, 2019, and on a “regular way” basis under the symbol “DISHR” beginning on November 25, 2019, until the close of trading on NASDAQ on December 9, 2019, the scheduled Expiration Date of this Rights Offering (or, if the offer is extended, on the extended Expiration Date). As a result, you may transfer or sell your Subscription Rights if you do not want to purchase any shares of Class A Common Stock.

You may instruct the Subscription Agent to sell your Subscription Rights by following the instructions on the Rights Offering Website or by following the instructions on your Rights Certificate and delivering your Rights Certificate to the Subscription Agent by first class mail or overnight courier as described herein. If you wish for the Subscription Agent to sell your Subscription Rights, the Subscription Agent must receive such instruction by 5:00 p.m., Eastern Time, on December 2, 2019, five (5) business days prior to December 9, 2019, the Expiration Date (as it may be extended).

You may only instruct the Subscription Agent to transfer your Subscription Rights by delivering your Rights Certificate to the Subscription Agent by first class mail or overnight courier as described herein. If you wish to transfer your Subscription Rights, you and your transferee may submit a simultaneous instruction to the Subscription Agent to transfer your Subscription Rights and to exercise such transferred Subscription Rights on behalf of the transferee by following the instructions in your Rights Certificate. The Subscription Agent must receive such simultaneous transfer and exercise instruction by 5:00 p.m., Eastern Time, on the Expiration Date. The Subscription Agent will only facilitate sales, subdivisions or transfers (without simultaneous exercise) of the physical Rights Certificates until 5:00 p.m., Eastern Time, on December 2, 2019, five (5) business days prior to December 9, 2019, the Expiration Date (as it may be extended).

4.	Fees and Expenses

The Company will pay all customary fees and expenses of the Subscription Agent and the Information Agent related to their acting in such roles in connection with the Rights Offering. The Company has also agreed to indemnify the Subscription Agent and the Information Agent from certain liabilities that they may incur in connection with the Rights Offering. You are responsible for paying any other commissions, fees, taxes, or other expenses incurred in connection with the exercise, transfer or sale of the Subscription Rights. Neither the Company nor the Subscription Agent will pay such expenses.

5.	Execution.

a.	Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change. Persons who sign the Rights Certificate in a representative or other fiduciary capacity on behalf of a registered holder must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority so to act.

b.	Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

6.	Method of Delivery to Subscription Agent.

The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the holder of Subscription Rights, and it is recommended that such certificates and payments be sent electronically via the Rights Offering Website or by registered mail, properly insured, with return receipt requested and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of payment prior to 5:00 p.m. Eastern Time on the Expiration Date. Registered holders of Eligible Securities may exercise Subscription Rights by accessing the Rights Offering Website and following the instructions provided therein.

7.	Special Provisions Relating to the Delivery of Subscription Rights through the Depository Trust Company.

In the case of Subscription Rights that are held of record through The Depository Trust Company (“DTC”) or are held in “street name” with DTC participants, exercise of the Subscription Rights may be effected by instructing DTC to transfer Subscription Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with certification as to the aggregate number of Subscription Rights exercised and the number of shares of Class A Common Stock thereby subscribed for under the Subscription Rights by each beneficial owner of Subscription Rights on whose behalf such nominee is acting, and payment of the Subscription Price for each share of Class A Common Stock subscribed for pursuant to the Subscription Rights. See the Company’s “Letter to Holders Who Are Registered Holders” and the “Form of Nominee Holder Certification.”

8.	Determinations Regarding the Exercise of Your Subscription Rights.

The Company will decide, in its sole discretion, all questions concerning the timeliness, validity, form, and eligibility of the exercise of your Subscription Rights. Any such determinations by the Company will be final and binding. The Company, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Subscription Rights because of any defect or irregularity. The Company will not accept any exercise of Subscription Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole discretion.

Neither the Company, the Subscription Agent, nor the Information Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Rights Certificates, and the Company will not be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Subscription Rights if it determines that your exercise is not in accordance with the terms of the Rights Offering, as set forth in the Prospectus and these Instructions, or in proper form. The Company will also not accept the exercise of your Subscription Rights if the issuance of shares of Class A Common Stock to you could be deemed unlawful under applicable law.